UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 30, 2020

Date of Report

(Date of earliest event reported)

OZOP SURGICAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-55976	35-2540672
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 Sandfort Ln., Warwick NY 10990

(Address of principal executive offices, including zip code)

(845) 544-5112

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 7.01 Regulation FD Disclosure.

On September 30, 2020, the Company issued a press release regarding the execution of a Technology Development Agreement and a Sales Representative Agreement between its wholly owned subsidiary, Power Conversion Technologies, Inc., and Precision Power Products (India) Private Limited. A copy of the press release issued by the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference solely for purposes of this Item 7.01 disclosure.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements

The information set forth under this Item 7.01, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On September 30, 2020, the Company, through its wholly owned subsidiary, Power Conversion Technologies, Inc. (“PCTI”) entered into a Technology Development Agreement (the “Development Agreement”) and a Sales Representative Agreement (the “Sales Rep Agreement”) with Precision Power Products (India) Private Limited (“PPP”).

Under the terms of the Development Agreement, PPP shall provide certain specifications and design concepts to PCTI and PCTI shall design, engineer and develop one or more prototype(s) to be licensed to PPP for the manufacture and sale of certain products, which shall be based in whole or in part by the prototype(s). As consideration, if PCTI provides a full design of the product(s), PPP shall pay 100% of the invoice value for the product(s) produced, if PCTI provides a partial design of the product(s), PPP shall pay 50% of the invoice value for the product(s) produced. If jointly designed by PCTI and PPP, PPP shall pay 0% of the invoice value. Additionally, PCTI shall receive an ongoing 10% royalty fee of products it produces for and are sold by PPP.

Under the terms of the Sales Rep Agreement, PCTI granted to PPP an exclusive right to solicit orders for products it produces for and are sold by PPP in the Indian Subcontinent, the Middle East and North Africa, Southeast Asia, Eastern Europe and the Commonwealth of Independent States.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated September 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2020

OZOP SURGICAL CORP.

By:	/s/ Brian Conway
Name:	Brian Conway
Title:	Chief Executive Officer